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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2012

Walker & Dunlop, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other Jurisdiction of Incorporation)	001-35000 (Commission File Number)	80-0629925 (IRS Employer Identification No.)

7501 Wisconsin Avenue Suite 1200E
Bethesda, MD (Address of Principal Executive Offices)	20814 (Zip Code)

Registrant's telephone number, including area code: (301) 215-5500

Not applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

        As previously reported on June 8, 2012, Walker & Dunlop, Inc. (the "Company") entered into an agreement to acquire CWCapital LLC ("CWCapital"), a direct wholly owned subsidiary of CW Financial Services LLC ("CW Financial") pursuant to a Purchase Agreement dated as of June 7, 2012, by and among the Company, Walker & Dunlop, LLC, CW Financial and CWCapital.

        Attached hereto as Exhibits 23.1 and 23.2, respectively, for the purpose of incorporation by reference to the Company's registration statements on Form S-8 (No. 333-171205) and on Form S-3 (No. 333-178878), are (i) the consent of KPMG LLP of its reports with respect to the balance sheet as of December 31, 2011, and the related statements of income, member's equity, and cash flows for the year then ended, and the balance sheets as of December 31, 2010 and August 31, 2010, and the related statements of net income/loss, member's equity, and cash flows for the four-month period ended December 31, 2010, and the nine-month period ended August 31, 2010; and (ii) the consent of Deloitte & Touche LLP of its report with respect to the audited financial statements of CWCapital as of and for each of the years ended November 30, 2009 and 2008.

Item 9.01.    Financial Statements and Exhibits.

(d)
Exhibits.

Exhibit Number	Description
23.1	Consent of KPMG LLP (Independent Registered Public Accounting Firm)
23.2	Consent of Deloitte & Touche LLP (Independent Auditor)
99.1	Audited financial statements of CWCapital LLC as of and for the year ended December 31, 2011
99.2	Audited financial statements of CWCapital LLC as of December 31, 2010 and August 31, 2010, and for the four-month period ended December 31, 2010 and the nine-month period ended August 31, 2010
99.3	Audited financial statements of CWCapital LLC as of and for each of the years ended November 30, 2009 and 2008

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Walker & Dunlop, Inc.
Date: July 9, 2012	By:	/s/ Richard M. Lucas
		Name:	Richard M. Lucas
		Title:	Executive Vice President, General Counsel and Secretary

 EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of KPMG LLP (Independent Registered Public Accounting Firm)
23.2	Consent of Deloitte & Touche LLP (Independent Auditor)
99.1	Audited financial statements of CWCapital LLC as of and for the year ended December 31, 2011
99.2	Audited financial statements of CWCapital LLC as of December 31, 2010 and August 31, 2010, and for the four-month period ended December 31, 2010 and the nine-month period ended August 31, 2010
99.3	Audited financial statements of CWCapital LLC as of and for each of the years ended November 30, 2009 and 2008

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  Item 8.01. Other Events
  Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX